UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report - January 21, 2005
               Date of Earliest Event Reported - January 17, 2005


                              GARDNER DENVER, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                        1-13215                 76-0419383
----------------------------          -------------          -------------------
(State or other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


                 1800 Gardner Expressway Quincy, Illinois 62301
              ---------------------------------------------------
              (Address of Principal Executive offices) (ZIP Code)


       Registrant's telephone number, including area code: (217) 222-5400


                                 Not applicable
         -------------------------------------------------------------
         (former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.  Material Modification to Rights of Security Holders.

            Following approval of its Board of Directors, Gardner Denver, Inc., a Delaware corporation (the "Company"), entered into the Amended and Restated Rights Agreement, dated as of January 17, 2005, between the Company and National City Bank, as Rights Agent. The Amended and Restated Rights Agreement extends the final expiration of the Company's Rights Agreement dated as of January 18, 1995 to January 31, 2015. In addition, the Amended and Restated Rights Agreement (i) increases the exercise price of each Right from $60.00 to $145.00, (ii) modifies the definition of "Acquiring Person" to change the beneficial ownership level from 20% to 15%, and (iii) eliminates all references to "Continuing Director." A copy of the Amended and Restated Rights Agreement is attached hereto as Exhibit 4.1.


Item 9.01.  Financial Statements and Exhibits.

            (c)  Exhibits.

                 Exhibit No.     Exhibit
                 -----------     -------

                    4.1 Amended and Restated Rights Agreement, dated as of January 17, 2005, between Gardner Denver, Inc., a Delaware corporation, and National City Bank.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GARDNER DENVER, INC.


Date: January 21, 2005            By: /s/ Tracy D. Pagliara
                                      ------------------------------------------
                                      Name:  Tracy D. Pagliara
                                      Title: Vice President, Administration,
                                             General Counsel and Secretary

                                 EXHIBIT INDEX


Exhibit     Description
-------     -----------

  4.1 Amended and Restated Rights Agreement, dated as of January 17, 2005, between Gardner Denver, Inc., a Delaware corporation, and National City Bank.